THIS SUBSCRIPTION AGREEMENT IS EXECUTED IN RELIANCE UPON (1) THE EXEMPTION PROVIDED BY SECTION 4(2) AND REGULATION D, RULE 506 FOR TRANSACTIONS NOT INVOLVING A PUBLIC OFFERING UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR (2) THE EXEMPTION TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO RULE 903 OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT. THIS OFFERING IS BEING MADE ONLY TO ACCREDITED INVESTORS. NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION D OR REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE SECURITIES ACT.

_________________________

SUBSCRIPTION AGREEMENT
_________________________

THIS AMENDED AND RESTATED SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) has been executed by the undersigned in connection with the private placement of a minimum of $1,000,000 and up to a maximum of $12,000,000 of shares of common stock (the “Common Stock”), issued by Zulu Energy Corp., a corporation organized under the laws of the State of Colorado (hereinafter referred to as the “Company”) at a purchase price of $1.00 per share (“Per Share Purchase Price”) (the “Offering”). In consideration for each share of Common Stock subscribed for, the Purchaser shall receive a warrant to purchase the number of shares of Common Stock equal to the number of shares of Common Stock subscribed for under this Subscription Agreement at an exercise price of $1.50 per share (the “Warrant”, and together with the Common Stock, the “Securities”). Each Warrant shall be valid for three (3) years from the date of issuance. The Securities being subscribed for pursuant to this Subscription Agreement have not been registered under the Securities Act. The offer of the Securities and, if this Subscription Agreement is accepted by the Company, the sale of Securities, is being made in reliance upon Section 4(2) of the Securities Act or Rule 903 of Regulation S promulgated under the Securities Act All dollar amounts in this Subscription Agreement are expressed in U.S. Dollars. The Offering will terminate on April 29, 2008 (or such other date that the Company may select), but not later than May 15, 2008.

The undersigned Purchaser:

NAME:

ADDRESS:

if applicable, a [Corporate][Partnership][Trust] organized under the laws of ________________, (hereinafter referred to as the “Purchaser”) hereby represents and warrants to, and agrees with the Company as follows:

ARTICLE 1
SUBSCRIPTION

Subscription

1.1     The undersigned Purchaser, as principal, hereby subscribes to purchase ___________________ shares of Common Stock, at an aggregate purchase price of $_________________________ (the “Subscription Funds”).

Minimum Subscription

1.2     A minimum of $100,000 of Common Stock must be purchased by the Purchaser.

Method of Payment

1.3     The Purchaser shall pay the Subscription Funds by delivering good funds in United States Dollars by way of wire transfer of funds to the Company utilizing the below wire transfer instructions. The Company’s wire transfer instructions are:

Wire to:	Colorado Business Bank
821 17th St.
Denver, CO 80202
Routing No:	102003206
Account Name:	Zulu Energy Corp
Account No:	3251659

Upon receipt of the Subscription Funds, and the acceptance by the Company of this Subscription, the Company shall take up the Subscription Funds (the “Closing Date”) and issue to the Purchaser such number of shares of Common Stock equal to the Subscription Funds divided by the Per Share Purchase Price and a Warrant to purchase a number of shares of Common Stock equal to the number of shares of Common Stock issued pursuant to Article 6 hereof. In the event that the Company does not accept the subscription contemplated by this Subscription Agreement and issue and deliver the Securities subscribed for to the Purchaser, the Company shall forthwith return the whole amount of the Subscription Funds to the Purchaser. The Purchaser acknowledges that the subscription for the Securities hereunder may be rejected in whole or in part by the Company in its sole discretion.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

Representations and Warranties

2.1     The Purchaser represents and warrants in all material respects to the Company, with the intent that the Company will rely thereon in accepting the subscription pursuant to this Subscription Agreement, that either:

(a)	Accredited Investor. The Purchaser is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act by virtue of being (initial all applicable responses)

—	A small business investment company licensed by the U.S. Small Business Administration under the Small Business Investment Company Act of 1958,
—	A business development company as defined in the Investment Company Act of 1940,
—	A national or state-chartered commercial bank, whether acting in an individual or fiduciary capacity,
—	An insurance company as defined in Section 2(13) of the Securities Act,
—	An investment company registered under the Investment Company Act of 1940,
—
An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, insurance company, or registered investment advisor, or an employee benefit plan which has total assets in excess of $5,000,000,

—	A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940,
—	An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation or a partnership with total assets in excess of $5,000,000,
—	A natural person (as opposed to a corporation, partnership, trust or other legal entity) whose net worth, or joint net worth together with his/her spouse, exceeds $1,000,000,
—
Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 506(b)(2)(ii) of Regulation D,

—
A natural person (as opposed to a corporation, partnership, trust or other legal entity) whose individual income was in excess of $200,000 in each of the two most recent years (or whose joint income with such person's spouse was at least $300,000 during such years) and who reasonably expects an income in excess of such amount in the current year, or

—	A corporation, partnership, trust or other legal entity (as opposed to a natural person) and all of such entity's equity owners fall into one or more of the categories enumerated above;

(b)   Non-U.S. Person. If the Purchaser is not a U.S. Person (a “Reg S Person”) as defined in Section 902(k) of Regulation S promulgated under the Securities Act, such Purchaser hereby represents that the representations contained in paragraphs (1) through (7) of this Section 2.1(b) are true and correct with respect to such Purchaser.

(1)(i) the issuance and sale to such Reg S Person of the Securities is intended to be exempt from the registration requirements of the Securities Act, pursuant to the provisions of Regulation S; (ii) it is not a “U.S. Person,” as such term is defined in Regulation S and herein, and is not acquiring the Securities for the account or benefit of any U.S. Person; and (iii) the offer and sale of the Securities has not taken place, and is not taking place, within the United States of America or its territories or possessions. Such Reg S Person acknowledges that the offer and sale of the Securities has taken place, and is taking place in an “offshore transaction,” as such term is defined in Regulation S.

(2) Such Reg S Person acknowledges and agrees that, pursuant to the provisions of Regulation S, the Securities cannot be sold, assigned, transferred, conveyed, pledged or otherwise disposed of to any U.S. Person or within the United States of America or its territories or possessions for a period of one year (except as otherwise provided by Regulation S) from and after the Closing Date, unless such shares are registered for sale in the United States pursuant to an effective registration statement under the Securities Act or another exemption from such registration is available. Such Reg S Person acknowledges that it has not engaged in any hedging transactions with regard to the Securities.

(3) Such Reg S Person consents to the placement of a legend on any certificate, note or other document evidencing the Securities and understands that the Company shall be required to refuse to register any transfer of Securities not made in accordance with applicable U.S. securities laws.

(4) Such Reg S Person is not a “distributor” of securities, as that term is defined in Regulation S, nor a dealer in securities.

(5) Such Reg S Person understands that the Securities have not been registered under the Securities Act, or the securities laws of any state and are subject to substantial restrictions on resale or transfer. The Securities are “restricted securities” within the meaning of Regulation S and Rule 144, promulgated under the Securities Act.

(6) Such Reg S Person acknowledges that the Securities may only be sold offshore in compliance with Regulation S or pursuant to an effective registration statement under the Securities Act or another exemption from such registration, if available. In connection with any resale of the Securities pursuant to Regulation S, the Company will not register a transfer not made in accordance with Regulation S, pursuant to an effective registration statement under the Securities Act or in accordance with another exemption from the Securities Act.

(7) Such Reg S Person makes the representations, declarations and warranties as contained in this Section 2.1(b) with the intent that the same shall be relied upon by the Company in determining its suitability as a purchaser of such Securities.

(c)
Experience. The Purchaser is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of its investments, and to make an informed decision relating thereto, and to protect its own interests in connection with the purchase of the Securities;

(d)
Own Account. The Purchaser is purchasing the shares of Common Stock as principal for its own account. The Purchaser is purchasing the Securities for investment purposes only and not with an intent or view towards further sale or distribution (as such term is used in Section 2(11) of the Securities Act) thereof, and has not pre-arranged any sale with any other purchaser;

(e)
Exemption. The Purchaser understands that the offer and sale of the Securities are not being registered under the Securities Act based on the exemption from registration provided by either (i) in the case of U.S. person, Rule 506 promulgated under Section 4(2) of the Securities Act or (ii) in the case of a Reg S Person, Rule 903 of Regulation S promulgated the Securities Act and that the Company is relying on such exemption.

(f)
Importance of Representations. The Purchaser understands that the Securities are being offered and sold to it in reliance on an exemption from the registration requirements of the Securities Act, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such safe harbor and the suitability of the Purchaser to acquire the Securities;

(g)
No Registration. The Common Stock, the Warrant and the shares of Common Stock underlying the Warrant have not been registered under the Securities Act and may not be transferred, sold, assigned, hypothecated or otherwise disposed of unless such transaction is the subject of a registration statement filed with and declared effective by the Securities and Exchange Commission (the “SEC”) or unless an exemption from the registration requirements under the Securities Act, such as Rule 144, is available. The Purchaser represents and warrants and hereby agrees that all offers and sales of the Securities shall be made only pursuant to such registration or to such exemption from registration;

(h)
Risk. The Purchaser acknowledges that the purchase of the Securities involves a high degree of risk, is aware of the risks and further acknowledges that it can bear the economic risk of the Securities, including the total loss of its investment;

(i)	Current Information. The Purchaser has been furnished with or has acquired copies of all requested information concerning the Company;

(j)
Independent Investigation. The Purchaser, in making the decision to purchase the Securities subscribed for, has relied upon independent investigations made by it and its purchaser representatives, if any, and the Purchaser and such representatives, if any, have prior to any sale to it, been given access and the opportunity to examine all material contracts and documents relating to this offering and an opportunity to ask questions of, and to receive answers from, the Company or any person acting on its behalf concerning the terms and conditions of this offering. The Purchaser represents that it is has reviewed and is familiar with the disclosure contained in the Company’s filings made with the U.S. Securities and Exchange Commission (“SEC”) including without limitation the Form 10-KSB filed by the Company with the SEC on April 15, 2008. The Purchaser and its advisors, if any, have been furnished with access to all materials relating to the business, finances and operation of the Company and materials relating to the offer and sale of the Securities which have been requested. The Purchaser and its advisors, if any, have received complete and satisfactory answers to any such inquiries;

(k)	No Recommendation or Endorsement. The Purchaser understands that no federal, state or provincial agency has passed on or made any recommendation or endorsement of the Securities;

(l)	The Purchaser. If the Purchaser is a partnership, corporation or trust, the person executing this Subscription Agreement on its behalf represents and warrants that

(i)	he or she has made due inquiry to determine the truthfulness of the representations and warranties made pursuant to this Subscription Agreement, and

(ii)	he or she is duly authorized (and if the undersigned is a trust, by the trust agreement) to make this investment and to enter into and execute this Subscription Agreement on behalf of such entity;

(m)	Non-Affiliate Status. The Purchaser is not an affiliate of the Company nor is any affiliate of the Purchaser an affiliate of the Company; and

(n)
No Advertisement or General Solicitation. The sale of the Securities has not been advertised through any article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio; or through any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(o)
Subscription Funds. The funds representing the Subscription Funds that will be provided to the Company by the Purchaser hereunder will not present proceeds of crime for the purposes of United States anti-terrorist legislation and the Purchaser acknowledges that the Company may in the future be required by law to disclose the Purchaser’s name and other information related to this Subscription Agreement and the Purchaser’s subscription hereunder pursuant to such legislation. To the best of the Purchaser’s knowledge (a) none of the Subscription Funds to be provided by the Purchaser (i) has been or will be derived from or related to any activity that is deemed criminal under the law of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to the Purchaser, and (b) it shall promptly notify the Company if the Purchaser discovers that any such representations ceases to be true, and to provide the Company with appropriate information in connection therewith.

Non-Merger and Survival

2.2     The representations and warranties of the Purchaser contained herein will be true at the date of execution of this Subscription Agreement by the Purchaser and as of the Closing Date in all material respects as though such representations and warranties were made as of such times and shall survive the Closing Date and the delivery of the Certificates.

Indemnity

2.3     The Purchaser agrees to indemnify and save harmless the Company from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of the Purchaser to defend any such claim), resulting from the breach of any representation or warranty of such party under this Subscription.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

3.1     The Company, upon taking up and accepting this Subscription, represents and warrants in all material respects to the Purchaser, with the intent that the Purchaser will rely thereon in making this Subscription Agreement, that:

(a)
Legality. The Company has the requisite corporate power and authority to take up and accept this Subscription Agreement and to issue, sell and deliver the Securities; this Subscription Agreement and the issuance, sale and delivery of the Securities hereunder and the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action by the Company; this Subscription Agreement and the Common Stock have been duly and validly executed and delivered by and on behalf of the Company, and are valid and binding agreements of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws affecting creditors’ rights generally;

(b)
Proper Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified as a foreign corporation in all jurisdictions where the failure to be so qualified would have a materially adverse effect on its business, taken as whole;

(c)
No Legal Proceedings. There is no action, suit or proceeding before or by any court or any governmental agency or body, domestic or foreign, now pending or to the knowledge of the Company, threatened, against or affecting the Company, or any of its properties or assets, which might result in any material adverse change in the condition (financial or otherwise) or in the earnings, business affairs of business prospects of the Company, or which might materially and adversely affect the properties or assets thereof;

(d)
Non-Default. Except as disclosed in the Form 10-KSB filed by the Company with the SEC on April 15, 2008 (the “Form 10-KSB”) including the financials statements and notes thereto concerning the Stock Purchase Agreement, dated December 19, 2007, between the Company and Swansi Holdings Corp. (the “Swansi Stock Purchase Agreement”), the Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property may be bound;

(e)	No Misleading Statements. The information provided by the Company to the Purchaser does not contain any untrue statement of a material fact or omit to state any material fact;

(f)
Absence of Non-Disclosed Facts. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Purchaser that (i) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or in the earnings, business affairs, business prospects, properties or assets of the Company; or (ii) could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Subscription;

(g)
Non-Contravention. The acceptance of this Subscription Agreement and the consummation of the issuance of the Securities and the transactions contemplated by this Subscription Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under the Articles of Incorporation, as amended, or By-laws of the Company, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable decrees, judgment or order of any court, federal, state or provincial regulatory body, administrative agency or other domestic governmental body having jurisdiction over the Company or any of its properties or assets.

(h)
Sales Commission. The Company may pay a sales commission or other fee of up to 10% of the gross proceeds of the sale of the Common Stock in cash and issue such number of Warrants equal to 10% of the aggregate amount of shares of Common Stock subscribed for (includes shares of Common Stock issuable upon exercise of the Warrants) in conjunction with this Offering.

Survival

3.2     The representations and warranties of the Company shall survive the Closing Date and the delivery of the Certificates.

Indemnity

3.3     The Company agrees to indemnify and save harmless the Purchaser from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of the Company to defend any such claim), resulting from the breach of any representation, warranty or covenant of such party under this Subscription.

ARTICLE 4
COVENANTS OF THE COMPANY

Covenants of the Company

4.1     The Company covenants and agrees with the Purchaser that:

(a)	Filings. The Company shall make all necessary filings in connection with the sale of the Securities as required by the laws and regulations of all appropriate jurisdictions and securities exchanges;

(b)
Opinion. The Company will, upon written request by the Purchaser, take such steps as are necessary to cause its counsel to issue an opinion to the Company’s transfer agent allowing the Purchaser to offer and sell the Common Shares in reliance on the provisions of Rule 144 provided that the holding period and other requirements of such Rule 144 are met. The costs of obtaining such an opinion shall be borne by the Company.

(c)
Use of Proceeds. The Company intends to use the proceeds of the Offering after deduction for fees and expenses incurred in conjunction with the Offering for general corporate matters including, but not limited to, (i) the payment of $1.5 million to Swansi Holdings Corp. pursuant to the Swansi Stock Purchase Agreement (as disclosed in the Form 10-KSB), and (ii) exploration operations on its leased properties in the Republic of Botswana. The Company expects to use a majority of the proceeds from the Offering for its exploration efforts in the Republic of Botswana and expects to expend all or substantially all of the proceeds of the Offering within the next few months.

Survival

4.2     The covenants set forth in this Article shall survive the Closing for the benefit of the Purchaser.

ARTICLE 5
ISSUANCE OF COMMON STOCK

On or prior to the Closing Date, the Company will prepare and issue the Common Stock registered in such name or names as specified by the Purchaser. Such Certificate(s) shall bear a legend in substantially one of the following forms:

For U.S. Persons:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ISSUED PURSUANT TO THE SECTION 4(2) EXEMPTION TO THE REGISTRATION PROVISIONS UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

For Non-U.S. Persons:

THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

ARTICLE 6
CLOSING

Closing shall be effected through the delivery of the Subscription Funds and a duly executed Subscription Agreement, Registration Rights Agreement and Confidentiality Agreement to the Company and the delivery of certificates evidencing the Common Stock and the Warrant to the Purchaser (or the Purchaser’s Representative) by the Company, together with a copy of this Subscription Agreement, the Registration Rights Agreement and Confidentiality Agreement dated as of an even date herewith, duly executed.

ARTICLE 7
INDEMNIFICATION

7.1     Indemnification of the Company. Purchaser agrees to indemnify and hold harmless the Company against and in respect of any and all loss, liability, claim, damage, deficiency, and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses whatsoever (including, but not limited to, attorneys' fees reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever through all appeals) arising out of or based upon any false representation or warranty or breach or failure by Purchaser to comply with any covenant, representation or other provision made by it herein or in any other document furnished by it in connection with this subscription.

7.2     Indemnification of the Purchasers. Company agrees to indemnify and hold harmless the Purchasers against and in respect of any and all loss, liability, claim, damage, deficiency, and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses whatsoever (including, but not limited to, attorneys' fees reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever through all appeals) arising out of or based upon any false representation or warranty or breach or failure by Company to comply with any covenant, representation or other provision made by it herein or in any other document furnished by it in connection with this subscription.

ARTICLE 8
RIGHT TO PARTICIPATE IN SUBSEQUENT FINANCING

8.1     Right to Participate. In the event the Company sells any of its equity securities and receives gross proceeds of $5,000,000 or more within one hundred twenty days of the closing of this Offering (the “Subsequent Financing”), the Purchaser shall have the right for thirty days following notice by the Company to the Purchaser of the Subsequent Financing to participate in and receive the same terms as the investors in the Subsequent Financing by (i) allocating the Subscription Funds provided to the Company pursuant to this Subscription Agreement to the purchase price or purchase consideration, as applicable, for the securities offered in the Subsequent Financing, (ii) surrendering the stock certificates representing the shares of Common Stock and the Warrant subscribed for pursuant to this Subscription Agreement, and (iii) entering into the operative documents prepared in conjunction with the Subsequent Financing.

8.2     Termination of Interest in the Securities. In the event the Purchaser elects to participate in the Subsequent Financing, pursuant to Section 8.1 above, Purchaser’s interest in the Securities purchased in this Offering shall terminate.

ARTICLE 9
GENERAL PROVISIONS

Governing Law

9.1     This Subscription Agreement shall be governed by and construed under the law of the State of Colorado without regard to its choice of law provision. Any disputes arising out of, in connection with, or with respect to this Subscription, the subject matter hereof, the performance or non-performance of any obligation hereunder, or any of the transactions contemplated hereby shall be adjudicated in a court of competent civil jurisdiction sitting in Denver, Colorado and nowhere else.

Successors and Assigns

9.2     This Subscription Agreement shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto.

Execution by Counterparts and Facsimile

9.3     This Subscription Agreement may be executed in counterparts and by facsimile, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Subscription.

Independent Legal Advice

9.4 The parties hereto acknowledge that they have each received independent legal advice with respect to the terms of this Subscription Agreement and the transactions contemplated herein or have knowingly and willingly elected not to do so.

Entire Agreement

9.5 This Subscription Agreement supersedes all other prior oral or written agreements between the Purchaser and the Company with respect to the matters discussed herein including, but not limited to, any prior proposed subscription for Series A Convertible Preferred Stock, and this Subscription Agreement, the Registration Rights Agreement, and the Warrant contain the entire understanding of parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matter.

[Remainder of page intentionally left blank]

SIGNATURE PAGE FOR INDIVIDUAL PURCHASER

IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and that he, she or they have executed this Subscription Agreement on this ___________ day of _______________, 2008.

Printed Name	Signature

Printed Name	Signature

Agreed to this ________ day of _____________,2008:

ZULU ENERGY CORP.

By:

Title:

This is page 12 to the Subscription Agreement dated as of the above date between Zulu Energy Corp. and the above Purchaser.

SIGNATURE PAGE FOR ENTITIES

IN WITNESS WHEROF, the undersigned represents that the foregoing statements are true and that it caused this Subscription Agreement to be duly executed on its behalf on this ___________day of_______________ 2008.

Printed Name of Purchaser

By:
(Signature of Authorized Person)

(Printed Name and Title)

Agreed to this _________ day of ____________, 2008.

ZULU ENERGY CORP.

By:

Title:

This is page 13 to the Subscription Agreement dated as of the above date between Zulu Energy Corp. and the above Purchaser.

Full Name and Address of Purchaser for Registration Purposes:

NAME:

ADDRESS:

TAX ID NUMBER:

TEL.NO.:

FAX NO.:

CONTACT NAME:

Delivery Instructions (if different from Registration Name):

NAME:

ADDRESS:

TAX ID NUMBER:

TEL.NO.:

FAX NO.:

CONTACT NAME:

SPECIAL INSTRUCTIONS:

This is page 14 to the Subscription Agreement dated as of the above date between Zulu Energy Corp. and the above Purchaser.